	BEXIL INVESTMENT TRUST
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2026
	(Unaudited)
Shares		Value
	Common Stocks (95.96%)
	Fire, Marine & Casualty Insurance (3.95%)
60,000	The Progressive Corporation	$ 11,894,400

	Gold & Silver Ores (6.50%)
1,040,000	IAMGOLD Corp. (a)	19,572,800

	Gold Ores (1.01%)
66,148	Torex Gold Resources Inc.	3,036,384

	Hospital & Medical Service Plans (2.15%)
9,600	Elevance Health, Inc.	2,810,400
13,500	UnitedHealth Group Incorporated	3,652,965
		6,463,365

	Operative Builders (2.29%)
1,045	NVR, Inc. (a)	6,886,373

	Retail - Department Stores (3.86%)
20,300	Dillard's, Inc.	11,613,833

	Retail - Home Furniture, Furnishings, and Equipment Stores (5.81%)
96,000	Williams-Sonoma, Inc.	17,503,680

	Rolling Drawing & Extruding of Nonferrous Metals (5.94%)
161,400	Mueller Industries, Inc.	17,883,120

	Security Brokers, Dealers & Flotation Companies (6.77%)
304,000	Interactive Brokers Group, Inc. Class A	20,389,280

	Security & Commodity Brokers, Dealers, Exchanges & Services (4.65%)
46,500	LPL Financial Holdings Inc.	13,988,595

	Services - Business Services (1.96%)
62,000	Nutex Health, Inc.(a)	5,892,480

	Services - Computer Programming, Data Processing (6.27%)
65,700	Alphabet Inc. Class A	18,892,692

	Services - Computer Processing and Data Preparation and Processing Services (0.60%)
2,112,200	NamSys Inc.	1,822,197

	Services - Equipment Rental and Leasing (3.51%)
14,500	United Rentals, Inc.	10,564,120

	Services - General Medical & Surgical Hospitals (3.95%)
25,100	HCA Healthcare, Inc.	11,878,324

	Services - Prepackaged Software (11.69%)
119,500	Alarm.com Holdings, Inc. (a)	5,161,205
275,054	Clear Secure, Inc.	13,315,364
5,600	Constellation Software Inc.	9,831,302
78,483	Qualys, Inc. (a)	6,894,732
		35,202,603

	Special Industry Machinery (6.88%)
97,000	Lam Research Corporation	20,725,020

	Steel Works, Blast Furnaces Rolling Mills (9.56%)
160,000	Steel Dynamics, Inc.	28,800,000

	Surety Insurance (8.61%)
200,000	Essent Group Ltd.	11,688,000
379,226	NMI Holdings, Inc. (a)	14,224,767
		25,912,767

	Total investments (Cost $165,974,587) (95.96%)	288,922,033
	Cash and other assets in excesss of liabilities (4.04%)	12,159,169

	Net assets (100.00%)	$ 301,081,202

(a) Non-income producing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Bexil Investment Trust (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Bexil Advisers LLC (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of March 31, 2026, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 288,922,033	$ -	$ -	$ 288,922,033
Total investments, at value	$ 288,922,033	$ -	$ -	$ 288,922,033

Cost for Federal Income Tax Purposes
As of March 31, 2026, for federal income tax purposes, the aggregate cost of investments was $165,974,587 and net unrealized appreciation was $122,947,446, comprised of gross unrealized appreciation of $131,900,657 and gross unrealized depreciation of $8,953,211. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.